UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPIRIT MTA REIT

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Spirit MTA REIT Files Definitive Proxy Statement in Connection with Proposed Sale of Assets for $2.4 Billion

- Sets Date and Time of Special Meeting of Shareholders -

Dallas, TX, August 5, 2019 — Spirit MTA REIT (NYSE: SMTA) (“SMTA” or the “Company”) announced today that the Company has filed definitive proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) related to its agreement to sell its Owned Properties held in the Company’s Master Trust 2014 (the “Trust”) and three assets presently owned by Spirit Realty Capital, Inc. to Hospitality Properties Trust (“HPT”) (NASDAQ: HPT) for $2.4 billion in total cash consideration, subject to certain adjustments, as previously announced on June 3, 2019 (the “Sale”).

The definitive proxy statement is now available on the Investor Relations section of SMTA’s website, as well as www.sec.gov and will be mailed to all SMTA shareholders.

The Company announced that it will hold a Special Meeting of Shareholders on September 4, 2019. The meeting will take place at 8:30 AM Central Time, at 2727 North Harwood Street, Suite 300, Dallas, Texas 75201. All shareholders of record as of the close of business on July 29, 2019 will be entitled to vote at the Special Meeting. At the meeting, SMTA shareholders will consider and vote on the proposed Sale, as well as a Plan of Voluntary Liquidation. If the proposed Sale is approved by the Company’s shareholders, the closing of the proposed transaction is expected to occur on September 20, 2019, subject to satisfaction of previously disclosed closing conditions.

Holders of SMTA common shares are encouraged to read the Company’s definitive proxy materials as they summarize, among other things, the process that led to the proposed transaction with HPT and the reasons for the Board of Trustees’ unanimous recommendation that shareholders vote “FOR” the proposed Sale and Plan of Voluntary Liquidation. Each SMTA common stockholder vote is very important, regardless of the number of shares owned.

ABOUT SPIRIT MTA REIT

Spirit MTA REIT (NYSE: SMTA) is a net-lease REIT headquartered in Dallas, Texas. SMTA owns one of the largest, most diversified and seasoned commercial real estate backed master funding vehicles. SMTA is managed by a wholly-owned subsidiary of Spirit Realty Capital, Inc. (NYSE: SRC), one of the largest publicly traded triple net-lease REITs.

As of March 31, 2019, our diversified portfolio was comprised of 796 properties, including properties securing mortgage loans made by the Company. Our Owned Properties, with an aggregate gross leasable area of approximately 13.9 million square feet, are leased to approximately 203 tenants across 43 states and 24 industries. More information about Spirit MTA REIT can be found on the investor relations page of the Company’s website at www.spiritmastertrust.com.

Investor Contact:

Spirit MTA REIT

(972) 476-1409

smtainvestorrelations@spiritrealty.com

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to the proposed sale of assets to Hospitality Properties Trust by Spirit MTA REIT and a proposed plan of voluntary liquidation of Spirit MTA REIT may be deemed to be solicitation material in respect thereof. On July 15, 2019, in connection with the proposed transaction and proposed plan of voluntary liquidation, Spirit MTA REIT has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”), as well as other relevant materials. This communication is not a substitute for the definitive proxy statement or for any other document that Spirit MTA REIT has filed or may file with the SEC or send to Spirit MTA REIT’s shareholders in connection with the proposed transaction and the proposed plan of voluntary liquidation. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF SPIRIT MTA REIT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PLAN OF VOLUNTARY LIQUIDATION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the definitive proxy statements and other documents filed by Spirit MTA REIT with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Spirit MTA REIT with the SEC are also available free of charge on the investor relations page of Spirit MTA REIT’s website at www.spiritmastertrust.com. Spirit MTA REIT and its trustees and its executive officer may be considered participants in the solicitation of proxies from Spirit MTA REIT’s shareholders with respect to the proposed transaction and proposed plan of voluntary liquidation under the rules of the SEC. Information about the trustees and the executive officer of Spirit MTA REIT is set forth in the definitive proxy statement.

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” “will,” “estimate,” “project,” “intend,” “believe,” “guidance,” “approximately,” “anticipate,” “may,” “should,” “seek” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. These forward-looking statements are subject to known and unknown risks and uncertainties that you should not rely on as predictions of future events. Forward-looking statements depend on assumptions, data and/or methods which may be incorrect or imprecise and we may not be able to realize them. The following risks and uncertainties, among others, could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: industry and economic conditions; Spirit MTA REIT’s ability or our counterparties’ ability to satisfy the conditions to closing, including obtaining required third party consents, and complete the proposed transactions; Spirit MTA REIT’s dependence on its external manager, a subsidiary of Spirit Realty Capital, Inc., to conduct its business and achieve its investment objectives; unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of Spirit MTA REIT’s properties, potential illiquidity of Spirit MTA REIT’s remaining real estate investments, condemnations, and potential damage from natural disasters); the financial performance of Spirit MTA REIT’s tenants; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect SMTA or its major tenants; volatility and uncertainty in the financial markets, including potential fluctuations in the consumer price index; risks associated with its failure or unwillingness to maintain Spirit MTA REIT’s status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the preliminary proxy statement filed by Spirit MTA REIT with the SEC on July 15, 2019. SMTA expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.